SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 3, 2003

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)



          California               000-1084047            95-4691878
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                     5072 North 300 West, Provo, Utah 84604

               (Address of principal executive offices)(zip code)



       Telephone number of registrant, including area code: (801) 371-0755

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Item 6.     Resignations of Registrant's Directors.

     On September 26, 2003, Innovative Software Technologies, Inc. (the "Company") received, by certified mail and hand delivery, letters from James Randolph Garn ("Garn") and Ethan Andrew Willis ("Willis") stating that each was resigning immediately as an Officer of the Company and as a member of the Company's Board of Directors (the "Letters"). The Letters also indicate that neither Garn nor Willis is resigning from positions as an officer or director of the Company's



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operating subsidiary, Energy Professional Marketing Group, Inc.
("Subsidiary").  The Letters are attached hereto as Exhibits 99.1 and 99.2.

      The Letters did not state a reason for the resignations of Garn or Willis; however, the Company did receive a Memorandum dated September 26, 2003 ("Memorandum") from the law firm of Holme Roberts & Owen LLP, which represents Garn and Willis.

     The Memorandum alleges that Garn and Willis are entitled to rescind the Company's December 31, 2001 acquisition of the Subsidiary from Garn and Willis because they were defrauded in connection with this acquisition. This acquisition was reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2002. The Memorandum states that Garn and Wills are prepared to file a suit to effect this rescission unless the Company reaches a negotiated compromise with Garn and Willis affecting a rescission of the acquisition. The Company is not aware of any such complaint being filed. The Memorandum is attached hereto as Exhibit 99.3.

      The Company is investigating this matter and the parties are negotiating a standstill agreement pending resolution of this matter.

Item 7.  Financial Statements and Exhibits.

         (c)   EXHIBITS. The following exhibits are filed with this report:

               Exhibit No.       Description of Exhibit

               99.1 Resignation Letter dated September 26, 2003 from James Randolph Garn to the Company

               99.2 Resignation Letter dated September 26, 2003 from Ethan Andrew Willis to the Company

               99.3 Memorandum of Holme Roberts & Owen LLP dated September 26, 2003






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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INNOVATIVE SOFTWARE TECHNOLOGIES, INC.



                              /s/ Douglas S. Hackett
                              --------------------------------
                              Douglas S. Hackett, President,
                              Chief Executive Officer and Director



      Date:   October 3, 2003




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                                  EXHIBIT INDEX




      EXHIBIT  NO.          DESCRIPTION OF EXHIBIT

      99.1                  James Randolph Garn Resignation Letter

      99.2                  Ethan Andrew Willis Resignation Letter

      99.3                  Memorandum of Holme Roberts & Owen LLP









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